UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: July 31, 2019
Date of reporting period: July 31, 2019

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

50 YEARS DAVIS ADVISORS

Davis New York Venture Fund

July 31, 2019

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

DAVIS NEW YORK VENTURE FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments
The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT-EX (available for filings after March 31, 2019, formerly Form N-Q) (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT-EX are available on the Fund’s website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Fund’s quarter-end holdings is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Fund’s website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Danton G. Goei
President & Portfolio Manager	Portfolio Manager

September 6, 2019

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview
Davis New York Venture Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended July 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -0.95%, versus a 7.99% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Real Estate (up 18%), Utilities (up 17%), and Information Technology (up 15%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 16%), Materials (up less than 1%), and Industrials (up 4%).

Detractors from Performance
The Fund’s holdings in the weakest-performing sector within the S&P 500®, Energy, were the most substantial detractor2 from absolute performance and also detracted from performance relative to the S&P 500®. The weak relative performance was primarily the result of weaker stock selection (down 46%, versus down 16%), but also due to a slightly overweight position (6% average weighting, versus 5%). All of the Fund’s Energy holdings lagged. Apache3 (down 45%) and Encana (down 66%) were the top two detractors for the period, respectively.

Likewise, the Fund’s position in Financials underperformed compared to that of the S&P 500® (down 1%, compared to up 5%). The Fund’s large position in Financials also weighed on performance (average weight of 36%, versus 15% for the S&P 500®). Wells Fargo, which was the second largest holding at the end of the period (down 13%), Danske Bank (down 41%), and Bank of New York Mellon (down 10%) weighed on performance. Danske Bank was a new addition during the period.

The Fund’s Information Technology holdings were a significant detractor from relative performance. Alibaba, despite moving to Consumer Discretionary during the period, was still the weakest performer to this sector declining 12% before the move (-8% for entire period). In addition, the Fund’s significant underweight position in Information Technology hindered results (average weight of 10%, versus 21%).

Other detractors included Adient (down 50%), General Electric (down 19%), OCI (down 13%), and Fang Holdings (down 86%). General Electric was sold during the period.

Additionally, the Fund had an average weighting of 24% of its net assets in foreign holdings. The foreign holdings underperformed the Fund’s domestic holdings (down 2%, compared with down less than 1%).

Contributors to Performance
The Fund’s Consumer Discretionary (up 5%) and Information Technology (up 17%) positions were significant absolute contributors to performance. New Oriental Education & Technology (up 21%), the top contributor, and Amazon (up 5%) were Consumer Discretionary holdings that benefited performance. Applied Materials (up 4%), Texas Instruments (up 16%), and Microsoft (up 31%), all Information Technology holdings, also aided performance.

On a relative basis, the Fund benefited from its significant underweight position (3% average weighting, versus 15% for the S&P 500®) and stronger stock selection (up 21%, versus up 4% for the S&P 500®) in Health Care securities. Aetna (up 13%) and Quest Diagnostics (up 20%), which was a new addition, were notable contributors. During the period Aetna was acquired by CVS as part of a merger between the two companies.

The Fund benefited slightly from a higher average weighting than the S&P 500® in Communication Services (11% average weighting, versus 9%). Facebook (up 13%) helped performance.

Other top performing securities included American Express (up 27%) and Johnson Controls (up 7%). Johnson Controls was sold during the period.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2019, unless otherwise noted.

[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2009

S&P 500®
DNYVF-A*
S&P 500®
$37,172
DNYVF-A*
$28,059
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
07/31/09
07/31/10
07/31/11
07/31/12
07/31/13
07/31/14
07/31/15
07/31/16
07/31/17
07/31/18
07/31/19

Average Annual Total Return for periods ended July 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(0.95)%	8.83%	11.40%	11.57%	02/17/69	0.89%	0.89%
Class A - with sales charge	(5.65)%	7.78%	10.87%	11.47%	02/17/69	0.89%	0.89%
Class B†, **	(5.27)%	7.60%	10.69%	9.77%	12/01/94	1.92%	1.92%
Class C††, **	(2.60)%	7.99%	10.54%	9.60%	12/20/94	1.68%	1.68%
Class R	(1.24)%	8.52%	11.07%	7.86%	08/20/03	1.18%	1.18%
Class Y	(0.72)%	9.11%	11.69%	8.80%	10/02/96	0.64%	0.64%
S&P 500® Index***	7.99%	11.33%	14.02%	10.13%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Average Annual Total Return for periods ended June 30, 2019

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(4.62)%	6.92%	11.42%

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge.
††Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from February 17, 1969.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/19 Net Assets)		(% of 07/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	74.37%	Diversified Financials	18.34%	5.11%
Common Stock (Foreign)	21.02%	Banks	16.62%	5.61%
Preferred Stock (Foreign)	3.72%	Media & Entertainment	12.90%	8.37%
Short-Term Investments	1.00%	Retailing	11.94%	6.57%
Other Assets & Liabilities	(0.11)%	Information Technology	10.19%	21.92%
	100.00%	Capital Goods	8.20%	6.50%
		Consumer Services	5.25%	1.99%
		Energy	4.54%	4.88%
		Transportation	3.76%	2.03%
		Insurance	3.71%	2.49%
		Health Care	1.68%	13.74%
		Automobiles & Components	1.10%	0.51%
		Materials	1.02%	2.73%
		Other	0.75%	10.41%
		Food, Beverage & Tobacco	–	3.88%
		Utilities	–	3.26%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/19 Net Assets)

Alphabet Inc.*	Media & Entertainment	7.98%
Wells Fargo & Co.	Banks	6.33%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.08%
Capital One Financial Corp.	Consumer Finance	5.78%
Amazon.com, Inc.	Retailing	5.59%
New Oriental Education & Technology Group, Inc., ADR	Consumer Services	5.21%
United Technologies Corp.	Capital Goods	5.00%
Facebook Inc., Class A	Media & Entertainment	4.52%
JPMorgan Chase & Co.	Banks	4.51%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	3.73%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2019

New Positions Added (08/01/18-07/31/19)
(Highlighted positions are those greater than 1.50% of the Fund’s 07/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	06/26/19	1.19%
CVS Health Corp.	Health Care Equipment & Services	11/29/18	0.13%
Danske Bank A/S	Banks	09/26/18	0.88%
Intel Corp.	Semiconductors & Semiconductor
	Equipment	05/23/19	1.75%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/29/19	1.54%
Tencent Holdings Ltd.	Media & Entertainment	10/30/18	–

Positions Closed (08/01/18-07/31/19)
(Gains and losses greater than $75,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Aetna Inc.	Health Care Equipment & Services	11/29/18	$176,712,731
General Electric Co.	Capital Goods	05/03/19	(80,753,722)
Johnson Controls International plc	Capital Goods	05/31/19	18,151,582
LafargeHolcim Ltd.	Materials	07/03/19	(5,296,709)
Safran S.A.	Capital Goods	06/27/19	110,097,958
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	01/04/19	68,490,159
Tencent Holdings Ltd.	Media & Entertainment	12/11/18	23,946,786
Wabtec Corp.	Capital Goods	04/18/19	11,347

DAVIS NEW YORK VENTURE FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended July 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/19)	(07/31/19)	(02/01/19-07/31/19)
Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$1,083.50	$4.60
Hypothetical	$1,000.00	$1,020.38	$4.46
Class B (annualized expense ratio 1.94%**)
Actual	$1,000.00	$1,078.60	$10.00
Hypothetical	$1,000.00	$1,015.17	$9.69
Class C (annualized expense ratio 1.67%**)
Actual	$1,000.00	$1,079.51	$8.61
Hypothetical	$1,000.00	$1,016.51	$8.35
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$1,082.18	$6.09
Hypothetical	$1,000.00	$1,018.94	$5.91
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,085.13	$3.26
Hypothetical	$1,000.00	$1,021.67	$3.16

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2019

	Shares/Units	Value (Note 1)
COMMON STOCK – (95.39%)
COMMUNICATION SERVICES – (12.96%)
Media & Entertainment – (12.79%)
Alphabet Inc., Class A *	194,197	$236,570,786
Alphabet Inc., Class C *	393,087	478,261,091
ASAC II L.P. *(a)(b)	4,156,451	4,274,495
Facebook, Inc., Class A *	2,085,917	405,147,659
Fang Holdings Ltd., Class A, ADR (China)*	695,259	1,439,186
Liberty Latin America Ltd., Class C *	613,321	10,058,464
Liberty TripAdvisor Holdings, Inc., Series A *	249,966	2,887,107
MultiChoice Group Ltd. (South Africa)*	729,430	6,818,036
		1,145,456,824
Telecommunication Services – (0.17%)
GCI Liberty, Inc., Class A *	261,395	15,613,124
	Total Communication Services	1,161,069,948
CONSUMER DISCRETIONARY – (18.68%)
Automobiles & Components – (1.09%)
Adient plc *	4,112,633	97,675,034
Consumer Durables & Apparel – (0.55%)
Hunter Douglas N.V. (Netherlands)	734,284	49,696,294
Consumer Services – (5.21%)
New Oriental Education & Technology Group, Inc., ADR (China)*	4,470,490	466,316,812
Retailing – (11.83%)
Alibaba Group Holding Ltd., ADR (China)*	1,638,780	283,689,206
Amazon.com, Inc. *	268,406	501,054,953
Booking Holdings Inc. *	35,364	66,718,076
Expedia Group, Inc.	62,767	8,331,702
Naspers Ltd. - N (South Africa)	775,590	189,057,911
Qurate Retail, Inc., Series A *	768,158	10,861,754
		1,059,713,602
	Total Consumer Discretionary	1,673,401,742
ENERGY – (4.50%)
Apache Corp.	9,710,455	237,129,311
Encana Corp. (Canada)	16,195,810	74,014,852
Magnolia Oil & Gas Corp., Class A *	8,202,753	91,706,778
	Total Energy	402,850,941
FINANCIALS – (38.32%)
Banks – (16.47%)
Danske Bank A/S (Denmark)	5,314,500	78,880,822
DBS Group Holdings Ltd. (Singapore)	8,121,800	154,856,932
DNB ASA (Norway)	5,527,760	98,894,936
JPMorgan Chase & Co.	3,482,694	403,992,504
U.S. Bancorp	2,998,070	171,339,700
Wells Fargo & Co.	11,718,302	567,283,000
		1,475,247,894
Diversified Financials – (18.18%)
Capital Markets – (3.35%)
Bank of New York Mellon Corp.	6,394,907	300,049,036

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Consumer Finance – (8.75%)
American Express Co.	2,140,001	$266,151,925
Capital One Financial Corp.	5,604,253	517,945,062
		784,096,987
Diversified Financial Services – (6.08%)
Berkshire Hathaway Inc., Class A *	1,764	544,486,824
		1,628,632,847
Insurance – (3.67%)
Life & Health Insurance – (1.19%)
AIA Group Ltd. (Hong Kong)	10,425,390	106,909,671
Property & Casualty Insurance – (2.48%)
Chubb Ltd.	878,710	134,302,036
Loews Corp.	788,579	42,220,520
Markel Corp. *	41,156	45,844,903
		222,367,459
		329,277,130
	Total Financials	3,433,157,871
HEALTH CARE – (1.67%)
Health Care Equipment & Services – (1.67%)
CVS Health Corp.	202,222	11,298,143
Quest Diagnostics Inc.	1,351,750	137,986,640
	Total Health Care	149,284,783
INDUSTRIALS – (8.15%)
Capital Goods – (8.13%)
Ferguson PLC (United Kingdom)	3,606,815	268,392,932
Orascom Construction PLC (United Arab Emirates)	2,356,662	11,872,038
United Technologies Corp.	3,350,040	447,565,344
		727,830,314
Commercial & Professional Services – (0.02%)
China Index Holdings Ltd., ADR (China)*	626,549	1,804,461
	Total Industrials	729,634,775
INFORMATION TECHNOLOGY – (10.10%)
Semiconductors & Semiconductor Equipment – (8.20%)
Applied Materials, Inc.	6,773,490	334,407,201
Intel Corp.	3,095,000	156,452,250
Texas Instruments Inc.	1,949,360	243,689,494
		734,548,945
Software & Services – (1.90%)
Microsoft Corp.	739,188	100,729,149
Oracle Corp.	1,231,093	69,310,536
		170,039,685
	Total Information Technology	904,588,630
MATERIALS – (1.01%)
OCI N.V. (Netherlands)*	3,479,254	90,745,964
	Total Materials	90,745,964
TOTAL COMMON STOCK – (Identified cost $5,341,298,010)		8,544,734,654

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2019

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (3.72%)
INDUSTRIALS – (3.72%)
Transportation – (3.72%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	5,938,103	$286,052,079
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	982,804	47,343,929
		Total Industrials	333,396,008
	TOTAL PREFERRED STOCK – (Identified cost $230,313,239)		333,396,008
SHORT-TERM INVESTMENTS – (1.00%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.58%, 08/01/19, dated 07/31/19, repurchase value of $35,766,563 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 08/25/19-05/20/69, total market value $36,479,280)	$35,764,000	35,764,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.55%, 08/01/19, dated 07/31/19, repurchase value of $17,879,266 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 10/01/33-07/01/49, total market value $18,235,560)	17,878,000	17,878,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.58%, 08/01/19, dated 07/31/19, repurchase value of $35,766,563 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 02/01/26-08/01/49, total market value $36,479,280)	35,764,000	35,764,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $89,406,000)		89,406,000
	Total Investments – (100.11%) – (Identified cost $5,661,017,249)		8,967,536,662
	Liabilities Less Other Assets – (0.11%)		(9,464,535)
	Net Assets – (100.00%)		$8,958,072,127

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2019. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares July 31, 2018	Gross Additions (1)	Gross Reductions (1)	Shares July 31, 2019	Dividend Income
Magnolia Oil & Gas Corp., Class A (2)	–	8,202,753	–	8,202,753	$–
TPG Pace Energy Holdings Corp., Class A	8,202,753	–	8,202,753	–	–

(1)	Gross additions and reductions due entirely from corporate action; TPG Pace Energy Holdings Corp., Class A merged into Magnolia Oil & Gas Corp., Class A during the period.

(2)	Not an affiliate as of July 31, 2019.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2019

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$8,967,536,662
Cash	936
Receivables:
Capital stock sold	4,847,773
Dividends and interest	7,751,583
Investment securities sold	13,676
Prepaid expenses	86,761
Total assets	8,980,237,391
LIABILITIES:
Payables:
Capital stock redeemed	14,204,753
Accrued distribution and service plan fees	1,578,467
Accrued investment advisory fees	4,380,233
Accrued transfer agent fees	1,344,877
Other accrued expenses	656,934
Total liabilities	22,165,264
NET ASSETS	$8,958,072,127
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$15,892,464
Additional paid-in capital	5,466,686,724
Distributable earnings	3,475,492,939
Net Assets	$8,958,072,127

*Including:
Cost of investments	$5,661,017,249

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2019

CLASS A SHARES:
Net assets	$5,964,627,035
Shares outstanding	211,808,061
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$28.16
Maximum offering price per share (100/95.25 of $28.16)†	$29.56
CLASS B SHARES:
Net assets	$18,104,804
Shares outstanding	759,538
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.84
CLASS C SHARES:
Net assets	$407,365,947
Shares outstanding	16,423,934
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$24.80
CLASS R SHARES:
Net assets	$113,185,273
Shares outstanding	4,005,401
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.26
CLASS Y SHARES:
Net assets	$2,454,789,068
Shares outstanding	84,852,339
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$28.93

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2019

INVESTMENT INCOME:
Income:
Dividends*		$147,718,095
Interest		3,547,049
Total income		151,265,144
Expenses:
Investment advisory fees (Note 3)	$49,989,818
Custodian fees	1,518,474
Transfer agent fees:
Class A	6,029,523
Class B	78,553
Class C	561,842
Class R	152,876
Class Y	1,884,413
Audit fees	101,520
Legal fees	60,824
Accounting fees (Note 3)	362,500
Reports to shareholders	613,914
Directors’ fees and expenses	391,153
Registration and filing fees	131,996
Miscellaneous	395,482
Distribution and service plan fees (Note 3):
Class A	14,647,440
Class B	214,144
Class C	4,862,384
Class R	651,842
Total expenses		82,648,698
Net investment income		68,616,446
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		818,949,523
Foreign currency transactions		(378,763)
Net realized gain		818,570,760
Net decrease in unrealized appreciation		(1,151,785,927)
Net realized and unrealized loss on investments and foreign currency transactions		(333,215,167)
Net decrease in net assets resulting from operations		$(264,598,721)

*Net of foreign taxes withheld of		$2,902,777

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2019	2018*
OPERATIONS:
Net investment income	$68,616,446	$53,038,632
Net realized gain from investments and foreign currency transactions	818,570,760	2,020,648,877
Net decrease in unrealized appreciation on investments and foreign currency transactions	(1,151,785,927)	(373,022,685)
Net increase (decrease) in net assets resulting from operations	(264,598,721)	1,700,664,824
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(780,323,347)	(900,259,675)
Class B	(2,974,241)	(4,724,773)
Class C	(64,277,919)	(275,330,586)
Class R	(15,829,679)	(23,740,548)
Class T	–	(126)†
Class Y	(325,726,409)	(431,366,634)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(405,378,174)	963,746,044
Class B	(4,967,275)	(7,374,027)
Class C	(140,255,893)	(1,231,063,458)
Class R	(28,604,884)	(24,185,324)
Class T	–	(2,775)†
Class Y	(228,016,550)	130,127,179
Total decrease in net assets	(2,260,953,092)	(103,509,879)
NET ASSETS:
Beginning of year	11,219,025,219	11,322,535,098
End of year	$8,958,072,127	$11,219,025,219

* Includes dividends and distributions to shareholders from net investment income Class A $(29,538,115), Class C $(384,101), Class R $(432,774), and Class Y $(21,663,124) and realized gains from investment transactions Class A $(870,721,560), Class B $(4,724,773), Class C $(274,946,485), Class R $(23,307,774), Class T $(126)†, and Class Y $(409,703,510). End of year net assets includes undistributed net investment income $8,572,926.

†For the period from August 1, 2017 through January 8, 2018 (closure of Class).

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y, and previously offered Class T shares (commenced operations on June 30, 2017 and were closed on January 8, 2018). Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Effective July 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Any existing Class C shares held longer than 10 years as of July 1, 2018 were converted in July 2018. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Class T shares were only available through financial intermediaries that offered Class T shares to their clients. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$1,149,977,417	$6,818,036	$4,274,495	$1,161,069,948
Consumer Discretionary	1,434,647,537	238,754,205	–	1,673,401,742
Energy	402,850,941	–	–	402,850,941
Financials	2,993,615,510	439,542,361	–	3,433,157,871
Health Care	149,284,783	–	–	149,284,783
Industrials	449,369,805	280,264,970	–	729,634,775
Information Technology	904,588,630	–	–	904,588,630
Materials	–	90,745,964	–	90,745,964
Preferred Stock:
Industrials	–	–	333,396,008	333,396,008
Short-term securities	–	89,406,000	–	89,406,000
Total Investments	$7,484,334,623	$1,145,531,536	$337,670,503	$8,967,536,662

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended July 31, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at July 31, 2019 was $11,789,552. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

	Beginning Balance August 1, 2018	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance July 31, 2019
Investments in Securities:
Common Stock	$4,058,775	$–	$215,720	$–	$–	$4,274,495
Preferred Stock	321,822,176	–	11,573,832	–	–	333,396,008
Total Level 3	$325,880,951	$–	$11,789,552	$–	$–	$337,670,503

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable	Amount	Impact to Valuation from
	July 31, 2019	Technique	Input(s)	or Range	an Increase in Input
Investments in Securities:
Common Stock	$4,274,495	Discounted Cash Flow	Annualized Yield	3.139%	Decrease

Preferred Stock	333,396,008	Market Approach	Volume-Weighted Transaction Price	$46.00-$48.50	Increase
Total Level 3	$337,670,503

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Fund’s investments. The transaction price input is attributable to a private security and includes assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

At July 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$5,665,391,409
Unrealized appreciation	3,839,770,383
Unrealized depreciation	(537,625,130)
Net unrealized appreciation	$3,302,145,253

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, partnership income, corporate actions, and equalization accounting for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications. During the year ended July 31, 2019, amounts have been reclassified to reflect increases (decreases) as follows:

Distributable earnings	$(81,967,099)
Paid-in capital	81,967,099

The tax character of distributions paid during the years ended July 31, 2019 and 2018 was as follows:

	2019	2018
Ordinary income	$73,971,821	$80,243,441
Long-term capital gain	1,115,159,774	1,555,178,901
Total	$1,189,131,595	$1,635,422,342

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,259,563
Undistributed long-term capital gain	162,859,651
Net unrealized appreciation on investments and foreign currency transactions	3,302,124,673
Total	$3,476,243,887

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2019 were $1,549,829,530 and $3,384,129,673, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2019 approximated 0.53% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2019 amounted to $893,818. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2019 amounted to $362,500.

Distribution and Service Plan Fees - The Fund has adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R 12b-1 Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R 12b-1 Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2019
	Class A	Class B	Class C	Class R
Distribution fees	$–	$162,243	$3,646,788	$325,921
Service fees	14,647,440	51,901	1,215,596	325,921

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2019
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$191,295	$1,034,081	$93,525	$222,226	$64,585	$24,491

NOTE 4 - CAPITAL STOCK

At July 31, 2019, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.325 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2019
	Sold		Reinvestment of Distributions	Redeemed		Net Decrease
Shares: Class A	8,768,146		28,128,251	(49,315,315)		(12,418,918)
Class B	105,627		125,375	(423,249)		(192,247)
Class C	1,821,524		2,691,597	(9,807,937)		(5,294,816)
Class R	444,957		602,248	(1,994,337)		(947,132)
Class Y	13,978,465		11,018,497	(32,581,444)		(7,584,482)
Value: Class A	$248,120,615		$737,614,914	$(1,391,113,703)		$(405,378,174)
Class B	2,575,929		2,793,123	(10,336,327)		(4,967,275)
Class C	44,462,105		62,298,575	(247,016,573)		(140,255,893)
Class R	12,702,454		15,828,617	(57,135,955)		(28,604,884)
Class Y	408,687,045		296,522,006	(933,225,601)		(228,016,550)

	Year ended July 31, 2018
	Sold		Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Shares: Class A	41,064,438	^	26,304,187	(36,071,875)		31,296,750
Class B	87,720		157,481	(481,414)		(236,213)
Class C	1,380,255		9,368,735	(51,866,487)	^	(41,117,497)
Class R	514,749		739,244	(1,930,545)		(676,552)
Class T*	–		4	(82)		(78)
Class Y	18,684,146		11,968,654	(26,206,471)		4,446,329
Value: Class A	$1,352,273,986	^	$840,940,473	$(1,229,468,415)		$963,746,044
Class B	2,638,698		4,408,497	(14,421,222)		(7,374,027)
Class C	42,787,787		270,243,206	(1,544,094,451)	^	(1,231,063,458)
Class R	17,639,506		23,736,977	(65,561,807)		(24,185,324)
Class T*	–		126	(2,901)		(2,775)
Class Y	654,427,296		391,106,755	(915,406,872)		130,127,179

^Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

*From August 1, 2017 through January 8, 2018 (closure of Class).

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement with State Street Bank, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2019. The aforementioned agreement with State Street Bank expires on November 4, 2019 and will not be renewed.

NOTE 6 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2019, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $337,670,503 or 3.77% of the Fund’s net assets as of July 31, 2019. Information regarding restricted securities is as follows:

Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of July 31, 2019

ASAC II L.P.	10/10/13	4,156,451	$1.00	$1.0284

Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	5,938,103	30.356	48.1723

Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	982,804	50.9321	48.1723

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2019	$32.59	$0.20	$(0.91)	$(0.71)
Year ended July 31, 2018	$32.64	$0.18	$4.85	$5.03
Year ended July 31, 2017	$29.88	$0.14	$5.68	$5.82
Year ended July 31, 2016	$35.06	$0.17	$(0.15)	$0.02
Year ended July 31, 2015	$39.35	$0.15	$3.33	$3.48
Davis New York Venture Fund Class B:
Year ended July 31, 2019	$28.30	$(0.08)	$(0.83)	$(0.91)
Year ended July 31, 2018	$29.06	$(0.14)	$4.29	$4.15
Year ended July 31, 2017	$26.96	$(0.15)	$5.09	$4.94
Year ended July 31, 2016	$32.30	$(0.12)	$(0.17)	$(0.29)
Year ended July 31, 2015	$36.94	$(0.18)	$3.08	$2.90
Davis New York Venture Fund Class C:
Year ended July 31, 2019	$29.27	$(0.03)	$(0.86)	$(0.89)
Year ended July 31, 2018	$29.85	$(0.08)	$4.42	$4.34
Year ended July 31, 2017	$27.60	$(0.09)	$5.22	$5.13
Year ended July 31, 2016	$32.88	$(0.07)	$(0.16)	$(0.23)
Year ended July 31, 2015	$37.44	$(0.15)	$3.15	$3.00
Davis New York Venture Fund Class R:
Year ended July 31, 2019	$32.71	$0.12	$(0.91)	$(0.79)
Year ended July 31, 2018	$32.76	$0.08	$4.87	$4.95
Year ended July 31, 2017	$29.98	$0.05	$5.71	$5.76
Year ended July 31, 2016	$35.17	$0.08	$(0.17)	$(0.09)
Year ended July 31, 2015	$39.45	$0.03	$3.35	$3.38
Davis New York Venture Fund Class Y:
Year ended July 31, 2019	$33.39	$0.28	$(0.93)	$(0.65)
Year ended July 31, 2018	$33.32	$0.27	$4.97	$5.24
Year ended July 31, 2017	$30.44	$0.23	$5.80	$6.03
Year ended July 31, 2016	$35.63	$0.25	$(0.16)	$0.09
Year ended July 31, 2015	$39.88	$0.25	$3.37	$3.62

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.19)	$(3.53)	$–	$(3.72)	$28.16	(0.95)%	$5,965	0.89%	0.89%	0.70%	17%
$(0.17)	$(4.91)	$–	$(5.08)	$32.59	16.26%	$7,308	0.88%	0.88%	0.53%	25%
$(0.23)	$(2.83)	$–	$(3.06)	$32.64	20.11%	$6,296	0.89%	0.89%	0.46%	12%
$(0.15)	$(5.05)	$–	$(5.20)	$29.88	0.60%	$6,520	0.89%	0.89%	0.53%	25%
$(0.17)	$(7.60)	$–	$(7.77)	$35.06	9.76%	$9,012	0.86%	0.86%	0.39%	23%

$(0.02)	$(3.53)	$–	$(3.55)	$23.84	(1.90)%	$18	1.92%	1.92%	(0.33)%	17%
$–	$(4.91)	$–	$(4.91)	$28.30	15.17%	$27	1.86%	1.86%	(0.45)%	25%
$(0.01)	$(2.83)	$–	$(2.84)	$29.06	18.92%	$35	1.87%	1.87%	(0.52)%	12%
$–	$(5.05)	$–	$(5.05)	$26.96	(0.39)%	$49	1.85%	1.85%	(0.43)%	25%
$–	$(7.54)	$–	$(7.54)	$32.30	8.72%	$80	1.80%	1.80%	(0.55)%	23%

$(0.05)	$(3.53)	$–	$(3.58)	$24.80	(1.75)%	$407	1.68%	1.68%	(0.09)%	17%
$(0.01)	$(4.91)	$–	$(4.92)	$29.27	15.40%	$636	1.65%	1.65%	(0.24)%	25%
$(0.05)	$(2.83)	$–	$(2.88)	$29.85	19.18%	$1,876	1.66%	1.66%	(0.31)%	12%
$–	$(5.05)	$–	$(5.05)	$27.60	(0.19)%	$2,463	1.66%	1.66%	(0.24)%	25%
$–	$(7.56)	$–	$(7.56)	$32.88	8.91%	$3,050	1.64%	1.64%	(0.39)%	23%

$(0.13)	$(3.53)	$–	$(3.66)	$28.26	(1.24)%	$113	1.18%	1.18%	0.41%	17%
$(0.09)	$(4.91)	$–	$(5.00)	$32.71	15.95%	$162	1.17%	1.17%	0.24%	25%
$(0.15)	$(2.83)	$–	$(2.98)	$32.76	19.79%	$184	1.18%	1.18%	0.17%	12%
$(0.05)	$(5.05)	$–	$(5.10)	$29.98	0.26%	$210	1.18%	1.18%	0.24%	25%
$(0.06)	$(7.60)	$–	$(7.66)	$35.17	9.45%	$257	1.16%	1.16%	0.09%	23%

$(0.28)	$(3.53)	$–	$(3.81)	$28.93	(0.72)%	$2,455	0.64%	0.64%	0.95%	17%
$(0.26)	$(4.91)	$–	$(5.17)	$33.39	16.59%	$3,086	0.62%	0.62%	0.79%	25%
$(0.32)	$(2.83)	$–	$(3.15)	$33.32	20.46%	$2,932	0.63%	0.63%	0.72%	12%
$(0.23)	$(5.05)	$–	$(5.28)	$30.44	0.82%	$2,833	0.63%	0.63%	0.79%	25%
$(0.27)	$(7.60)	$–	$(7.87)	$35.63	10.02%	$3,935	0.62%	0.62%	0.63%	23%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.) (the “Fund”), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
September 19, 2019

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2020, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2019. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2019 with their 2019 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2019, the Fund designated long-term capital gain distributions in the amount of $1,115,159,774. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $1,197,126,873.

During the fiscal year 2019, $73,971,821 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $73,971,821 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2019, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $73,971,821 or 100% as qualified dividend income.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as short-term capital gain dividends, which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2019. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Funds and Davis Advisors’ other lines of business.

The Independent Directors noted that Davis New York Venture Fund Class A shares underperformed its benchmark, the Standard & Poor’s 500® Index (“S&P 500®”), over the one-, three-, five- and ten-year time periods, but outperformed the S&P 500® since its inception  on February 17, 1969, all periods ended February 28, 2019.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Performance Universe Average and Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2018.

The Independent Directors also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® Index in 29 out of 46 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 35 out of 46 rolling five-year time periods, all periods ended December 31 for each year from 1973 through 2018. The Fund outperformed the S&P 500® Index in 34 out of 41 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 32 out of 41 rolling ten-year time periods, all periods ended December 31 for each year from 1978 through 2018.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors considered Davis New York Venture Fund’s Class A shares management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Lead Independent
Director, Graham Holdings Company (educational
and media company); Director, The Coca-Cola
Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund’s website at www.davisfunds.com.

Davis FUNDS

50 YEARS DAVIS ADVISORS

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)

July 31, 2019

ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

DAVIS RESEARCH FUND	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, and (ii) on the SEC’s website at www.sec.gov.

Quarterly Schedule of Investments

The Fund files its complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT-EX (available for filings after March 31, 2019, formerly Form N-Q) (as of the end of the first and third quarters). The Fund’s Forms N-CSR (Annual and Semi-Annual Reports) and N-PORT-EX are available on the SEC’s website at www.sec.gov.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Research Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended July 31, 2019 (the “period”). The Fund delivered a total return on net asset value of 1.95%, versus a 7.99% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Real Estate (up 18%), Utilities (up 17%), and Information Technology (up 15%). The sectors within the S&P 500® that reported the weakest performance were Energy (down 16%), Materials (up less than 1%), and Industrials (up 4%).

Detractors from Performance

The Fund’s position in Financials was the most significant detractor2 relative to the S&P 500® and was also an important absolute detractor (down 2%, compared to up 5%). The Fund’s large position in Financials also weighed on performance (average weight of 24%, versus 15% for the S&P 500®). Danske Bank3 (down 42%), Wells Fargo (down 13%), and Bank of New York Mellon (down 10%) weighed on performance. Danske Bank was a new addition during the period.

The Fund’s Consumer Discretionary position was an important detractor relative to the Index. The Fund was hindered primarily by weaker performing securities (up 1%, versus up 10%) when compared with the S&P 500®. Adient generated a negative 50% return, while JD.com was down 17%.

During the period, a new sector was launched, Communication Services. The Fund was significantly underweight in this sector (5% average weighting, versus 9%) and underperformed compared to the S&P 500® (down 16%, versus up 11%). Electronic Arts, a new purchase, produced a negative 19% return, while Baidu was down 55% for the period. Both were moved from Information Technology into Communication Services at the time of launch. Electronic Arts and Baidu returned -23% and -51%, respectively, after their move to Communication Services.

While positive (up 1%), Materials hindered Fund performance in part due to DuPont de Nemours (down 27%).

Additional detractors from performance included DXC Technology (down 33%) and FedEx (down 30%).

The Fund had an average weighting of 26% of net assets in foreign holdings, and these foreign holdings (down 3%) underperformed the domestic holdings (up 5%).

Contributors to Performance

On an absolute basis, the Fund benefited from its 30% position in Information Technology securities, which were up 11%. The top contributor, Microsoft  (up 31%), Xilinx (up 61%), Oracle (up 20%), Texas Instruments (up 16%), Intel (up 8%), and Applied Materials (up 4%) all boosted performance. Intel and Microsoft were the two largest holdings at the end of the period (5.6% and 5.5% of total net assets, respectively). Texas Instruments was also a large holding.

On a relative basis, the Fund benefited from its lack of any holdings in the weakest performing sector, Energy, compared to the Index. Similarly, the Fund benefited from its significant underweight position (3% average weighting, versus 15% for the S&P 500®) in Health Care securities. The Fund’s Health Care holdings outperformed those of the Index (up 14%, versus up 4%).

Consumer Staples also positively affected the Fund’s performance (up 34%, versus up 15% for the S&P 500®). The Fund’s sole Consumer Staples holding, Nestle, was up 34%.

New Oriental Education & Technology, up 21%, American Express, up 27%, and DBS Group Holdings, up 12%, were additional contributors to performance. DBS Group Holdings was a new purchase.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended July 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, July 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2009

Average Annual Total Return for periods ended July 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.95%	9.61%	11.72%	7.68%	0.70%	0.70%
Class A - with sales charge*	(2.90)%	8.55%	11.17%	7.38%	0.70%	0.70%
S&P 500® Index	7.99%	11.33%	14.02%	8.15%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For most recent month-end performance information, please call Davis Funds Investor Services at 1-800-279-0279.

Average Annual Total Return for periods ended June 30, 2019

Class A Shares	1-Year	5-Year	10-Year
With sales charge*	(1.37)%	7.92%	11.86%

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/19 Net Assets)		(% of 07/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	63.88%	Information Technology	33.78%	21.92%
Common Stock (Foreign)	29.40%	Diversified Financials	13.39%	5.11%
Short-Term Investments	6.73%	Retailing	12.08%	6.57%
Other Assets & Liabilities	(0.01)%	Banks	8.78%	5.61%
	100.00%	Materials	7.47%	2.73%
		Capital Goods	6.42%	6.50%
		Insurance	4.22%	2.49%
		Media & Entertainment	4.03%	8.37%
		Consumer Services	3.87%	1.99%
		Health Care	3.36%	13.74%
		Food, Beverage & Tobacco	1.08%	3.88%
		Transportation	1.02%	2.03%
		Automobiles & Components	0.50%	0.51%
		Energy	–	4.88%
		Other	–	13.67%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/19 Net Assets)

Intel Corp.		Semiconductors & Semiconductor Equipment		5.58%
Microsoft Corp.		Software & Services		5.46%
Amazon.com, Inc.		Retailing		5.31%
Berkshire Hathaway Inc. *		Diversified Financial Services		5.16%
Texas Instruments Inc.		Semiconductors & Semiconductor Equipment		4.36%
Applied Materials, Inc.		Semiconductors & Semiconductor Equipment		4.14%
Oracle Corp.		Software & Services		3.83%
SAP SE, ADR		Software & Services		3.25%
New Oriental Education & Technology Group, Inc., ADR		Consumer Services		2.84%
Julius Baer Group Ltd.		Capital Markets		2.66%

* Berkshire Hathaway Inc. holding includes Class A and Class B.

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2019

New Positions Added (08/01/18-07/31/19)
(Highlighted positions are those greater than 2.00% of the Fund’s 07/31/19 net assets)
			% of Fund’s
		Date of 1st	07/31/19
Security	Industry	Purchase	Net Assets
AIA Group Ltd.	Life & Health Insurance	06/19/19	1.78%
CVS Health Corp.	Health Care Equipment & Services	11/29/18	0.20%
Danske Bank A/S	Banks	09/18/18	1.36%
DBS Group Holdings Ltd.	Banks	09/05/18	2.08%
Delivery Hero SE	Retailing	07/18/19	0.61%
DNB ASA	Banks	09/05/18	1.04%
Electronic Arts Inc.	Media & Entertainment	09/04/18	0.55%
Humana Inc.	Health Care Equipment & Services	05/07/19	0.89%
Julius Baer Group Ltd.	Capital Markets	09/05/18	2.66%
The Stars Group Inc.	Consumer Services	01/04/19	0.77%

Positions Closed (08/01/18-07/31/19)
(Gains and losses greater than $200,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain(Loss)
Aetna Inc.	Health Care Equipment & Services	11/29/18	$402,024
Ecolab Inc.	Materials	11/26/18	358,890
Express Scripts Holding Co.	Health Care Equipment & Services	12/21/18	118,935
General Electric Co.	Capital Goods	06/10/19	(120,383)
JPMorgan Chase & Co.	Banks	10/29/18	225,148
Linde AG	Materials	11/26/18	(41,475)
MultiChoice Group Ltd.	Media & Entertainment	07/18/19	22,533
Novus Holdings Ltd.	Commercial & Professional Services	07/18/19	(218)
Oaktree Capital Group LLC, Class A	Capital Markets	03/15/19	90,450
Praxair, Inc.	Materials	10/31/18	321,113
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	01/04/19	89,896
Wabtec Corp.	Capital Goods	04/18/19	20

5

DAVIS RESEARCH FUND	Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(02/01/19)	(07/31/19)	(02/01/19-07/31/19)
Class A
Actual	$1,000.00	$1,103.19	$3.70
Hypothetical	$1,000.00	$1,021.27	$3.56

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class’s annualized operating expense ratio (0.71%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (93.28%)
COMMUNICATION SERVICES – (3.76%)
Media & Entertainment – (3.76%)
Alphabet Inc., Class C *	823	$1,001,328
Baidu, Inc., Class A, ADR (China)*	1,375	153,587
Electronic Arts Inc. *	2,960	273,800
Facebook, Inc., Class A *	2,345	455,469
	Total Communication Services	1,884,184
CONSUMER DISCRETIONARY – (15.34%)
Automobiles & Components – (0.47%)
Adient plc *	9,810	232,988
Consumer Services – (3.61%)
New Oriental Education & Technology Group, Inc., ADR (China)*	13,630	1,421,745
The Stars Group Inc. (Canada)*	24,980	388,439
		1,810,184
Retailing – (11.26%)
Alibaba Group Holding Ltd., ADR (China)*	4,135	715,810
Amazon.com, Inc. *	1,426	2,662,028
Booking Holdings Inc. *	154	290,538
Delivery Hero SE (Germany)*	6,395	307,186
JD.com, Inc., Class A, ADR (China)*	25,653	767,281
Naspers Ltd. - N (South Africa)	3,705	903,131
		5,645,974
	Total Consumer Discretionary	7,689,146
CONSUMER STAPLES – (1.01%)
Food, Beverage & Tobacco – (1.01%)
Nestle S.A. (Switzerland)	4,765	505,505
	Total Consumer Staples	505,505
FINANCIALS – (24.62%)
Banks – (8.19%)
Danske Bank A/S (Denmark)	45,820	680,086
DBS Group Holdings Ltd. (Singapore)	54,600	1,041,049
DNB ASA (Norway)	29,170	521,869
U.S. Bancorp	13,205	754,666
Wells Fargo & Co.	22,845	1,105,926
		4,103,596
Diversified Financials – (12.49%)
Capital Markets – (4.63%)
Bank of New York Mellon Corp.	21,100	990,012
Julius Baer Group Ltd. (Switzerland)	31,160	1,331,548
		2,321,560
Consumer Finance – (2.70%)
American Express Co.	2,840	353,211
Capital One Financial Corp.	10,830	1,000,909
		1,354,120
Diversified Financial Services – (5.16%)
Berkshire Hathaway Inc., Class A *	4	1,234,664
Berkshire Hathaway Inc., Class B *	6,575	1,350,702
		2,585,366
		6,261,046

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (3.94%)
Life & Health Insurance – (1.78%)
AIA Group Ltd. (Hong Kong)	86,750	$889,599
Property & Casualty Insurance – (1.21%)
Loews Corp.	11,345	607,411
Reinsurance – (0.95%)
Swiss Re AG (Switzerland)	4,940	478,374
		1,975,384
	Total Financials	12,340,026
HEALTH CARE – (3.13%)
Health Care Equipment & Services – (3.13%)
Cigna Corp.	1,063	180,625
CVS Health Corp.	1,761	98,387
Humana Inc.	1,500	445,125
Quest Diagnostics Inc.	5,370	548,170
UnitedHealth Group Inc.	1,200	298,812
	Total Health Care	1,571,119
INDUSTRIALS – (6.94%)
Capital Goods – (5.99%)
Eaton Corp. PLC	10,105	830,530
Ferguson PLC (United Kingdom)	6,248	464,930
Johnson Controls International plc	6,568	278,746
Safran S.A. (France)	790	113,413
Schneider Electric SE (France)	9,015	777,779
United Technologies Corp.	4,030	538,408
		3,003,806
Transportation – (0.95%)
FedEx Corp.	2,790	475,779
	Total Industrials	3,479,585
INFORMATION TECHNOLOGY – (31.51%)
Semiconductors & Semiconductor Equipment – (16.83%)
Applied Materials, Inc.	42,070	2,076,996
Intel Corp.	55,301	2,795,465
Lam Research Corp.	3,485	727,006
Texas Instruments Inc.	17,500	2,187,675
Xilinx, Inc.	5,685	649,284
		8,436,426
Software & Services – (13.80%)
DXC Technology Co.	11,319	631,261
Microsoft Corp.	20,080	2,736,302
Oracle Corp.	34,120	1,920,956
SAP SE, ADR (Germany)	13,240	1,628,917
		6,917,436
Technology Hardware & Equipment – (0.88%)
HP Inc.	20,830	438,263
	Total Information Technology	15,792,125

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2019

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (6.97%)
	Akzo Nobel N.V. (Netherlands)	5,017	$473,376
	Axalta Coating Systems Ltd. *	20,310	601,785
	Corteva, Inc.	4,000	118,000
	Dow Inc.	4,000	193,760
	DuPont de Nemours, Inc.	4,000	288,640
	LafargeHolcim Ltd. (Switzerland)	23,991	1,174,986
	PPG Industries, Inc.	5,470	642,123
		Total Materials	3,492,670
	TOTAL COMMON STOCK – (Identified cost $32,488,580)		46,754,360
SHORT-TERM INVESTMENTS – (6.73%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.58%, 08/01/19, dated 07/31/19, repurchase value of $1,350,097 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 08/25/19-05/20/69, total market value $1,377,000)	$1,350,000	1,350,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.55%, 08/01/19, dated 07/31/19, repurchase value of $674,048 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-6.00%, 11/01/24-01/01/47, total market value $687,480)	674,000	674,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.58%, 08/01/19, dated 07/31/19, repurchase value of $1,350,097 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.00%, 07/01/34-08/01/49, total market value $1,377,000)	1,350,000	1,350,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,374,000)		3,374,000
	Total Investments – (100.01%) – (Identified cost $35,862,580)		50,128,360
	Liabilities Less Other Assets – (0.01%)		(5,487)
	Net Assets – (100.00%)		$50,122,873

ADR: American Depositary Receipt

*	Non-income producing security.

See Notes to Financial Statements

9

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2019

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$50,128,360
Cash	600
Receivables:
Dividends and interest	55,102
Prepaid expenses	319
Total assets	50,184,381
LIABILITIES:
Accrued audit fees	14,981
Accrued custodian fees	8,773
Accrued investment advisory fees	25,718
Other accrued expenses	12,036
Total liabilities	61,508
NET ASSETS	$50,122,873
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$108,017
Additional paid-in capital	33,274,278
Distributable earnings	16,740,578
Net Assets	$50,122,873
CLASS A SHARES:
Net assets	$50,122,873
Shares outstanding	2,160,348
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$23.20
Maximum offering price per share (100/95.25 of $23.20)†	$24.36

*Including:
Cost of investments	$35,862,580

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2019

INVESTMENT INCOME:
Income:
Dividends*		$887,323
Interest		79,734
Total income		967,057
Expenses:
Investment advisory fees (Note 3)	$258,954
Custodian fees	24,532
Transfer agent fees	1,611
Audit fees	19,975
Legal fees	293
Accounting fees (Note 3)	2,000
Directors' fees and expenses	5,094
Registration and filing fees	3,007
Miscellaneous	14,929
Total expenses		330,395
Net investment income		636,662
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		2,801,484
Foreign currency transactions		593
Net realized gain		2,802,077
Net decrease in unrealized appreciation		(2,509,841)
Net realized and unrealized gain on investments and foreign currency transactions		292,236
Net increase in net assets resulting from operations		$928,898
*Net of foreign taxes withheld of		$34,159

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2019	2018*
OPERATIONS:
Net investment income	$636,662	$400,395
Net realized gain from investments and foreign currency transactions	2,802,077	1,539,398
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(2,509,841)	4,465,686
Net increase in net assets resulting from operations	928,898	6,405,479
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:	(1,789,406)	(977,647)
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4)	1,612,063	978,308
Total increase in net assets	751,555	6,406,140
NET ASSETS:
Beginning of year	49,371,318	42,965,178
End of year	$50,122,873	$49,371,318

*Includes dividends and distributions to shareholders from net investment income $(325,882) and realized gains from investment transactions $(651,765). End of year net assets includes undistributed net investment income $302,729.

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

13

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2019 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$1,884,184	$–	$–	$1,884,184
Consumer Discretionary	6,478,829	1,210,317	–	7,689,146
Consumer Staples	–	505,505	–	505,505
Financials	7,397,501	4,942,525	–	12,340,026
Health Care	1,571,119	–	–	1,571,119
Industrials	2,123,463	1,356,122	–	3,479,585
Information Technology	15,792,125	–	–	15,792,125
Materials	1,844,308	1,648,362	–	3,492,670
Short-term securities	–	3,374,000	–	3,374,000
Total Investments	$37,091,529	$13,036,831	$–	$50,128,360

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Fund.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

At July 31, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$35,881,187
Unrealized appreciation	15,905,147
Unrealized depreciation	(1,657,974)
Net unrealized appreciation	$14,247,173

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”]  may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, corporate actions, partnership income, Directors’ deferred compensation, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

The tax character of distributions paid during the years ended July 31, 2019 and 2018 was as follows:

	2019	2018
Ordinary income	$395,334	$325,882
Long-term capital gain	1,394,072	651,765
Total	$1,789,406	$977,647

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$529,871
Undistributed long-term capital gain	1,965,440
Net unrealized appreciation on investments and foreign currency transactions	14,247,052
Total	$16,742,363

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2019 were $11,169,614 and $10,269,217, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of July 31, 2019, one related shareholder’s investment in the Fund represents 98% of outstanding shares. Investment activities of this shareholder (the Adviser) could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2019 amounted to $278. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street  Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2019 amounted to $2,000.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2019.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2019.

NOTE 4 - CAPITAL STOCK

At July 31, 2019, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

	Year ended July 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	416	88,725	(9,362)	79,779
Value: Class A	$9,146	1,785,139	(182,222)	1,612,063

	Year ended July 31, 2018
	Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares: Class A	130	43,675	–	43,805
Value: Class A	$3,043	$975,265	$–	$978,308

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2019

NOTE 5 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement with State Street Bank, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2019. The aforementioned agreement with State Street Bank expires on November 4, 2019 and will not be renewed.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2020, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2019. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2019 with their 2019 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2019, the Fund paid long-term capital gain distributions in the amount of $1,394,072.

During the fiscal year 2019, $395,334 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $369,611 or 93% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2019, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $395,334 or 100% as qualified dividend income.

18

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$23.73	$21.09	$19.07	$19.23	$17.59
Income (Loss) from Investment Operations:
Net Investment Income	0.30	0.19	0.14	0.12	0.11
Net Realized and Unrealized Gains (Losses)	0.03	2.93	3.92	(0.16)	1.67
Total from Investment Operations	0.33	3.12	4.06	(0.04)	1.78
Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.16)	(0.09)	(0.12)	(0.14)
Distributions from Realized Gains	(0.67)	(0.32)	(1.95)	–	–
Total Dividends and Distributions	(0.86)	(0.48)	(2.04)	(0.12)	(0.14)
Net Asset Value, End of Period	$23.20	$23.73	$21.09	$19.07	$19.23
Total Return[a]	1.95%	14.94%	22.87%	(0.22)%	10.17%
Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,123	$49,371	$42,965	$44,826	$55,903
Ratio of Expenses to Average Net Assets:
Gross	0.70%	0.70%	0.71%	0.70%	0.68%
Net[b]	0.70%	0.70%	0.71%	0.65%	0.68%
Ratio of Net Investment Income to Average Net Assets	1.35%	0.85%	0.61%	0.66%	0.64%
Portfolio Turnover Rate[c]	23%	12%	19%	29%	27%

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

19

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.) (the “Fund”), including the schedule of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

                                                                                          KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
September 19, 2019

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2019. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of the Fund on an absolute basis, as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether the Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically, in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Fund. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for the Fund, the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule should reflect those potential economies of scale, at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Funds and Davis Advisors’ other lines of business.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98% of all outstanding shares as of October 2018.

The Independent Directors noted that Davis Research Fund Class A shares underperformed its benchmark, the Standard & Poor’s 500® Index (“S&P 500®”), over the one-, three-, five-, ten-year and since inception time periods, all periods ended February 28, 2019.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund underperformed the Lipper Performance Universe Average and the Lipper Index over the one-, two-, three-, four-, and five-year time periods, and performed in-line with both over the ten-year time period, all periods ended December 31, 2018.

22

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors also reviewed the Fund’s performance versus the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time periods. The Fund outperformed the S&P 500® in 4 out of 14 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 6 out of 14 rolling five-year time periods, all periods ended December 31 for each year from 2005 through 2018. The Fund outperformed the S&P 500® in 2 out of 9 rolling ten-year time periods and outperformed the Lipper Large-Cap Core category in 4 out of 9 rolling ten-year time periods, all periods ended December 31 for each year from 2010 through 2018.

The Independent Directors considered Davis Research Fund’s management fee and total expense ratio. They observed that both were reasonable and below the average and median of its peer group, as determined by Broadridge.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

23

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

24

DAVIS RESEARCH FUND	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Fund, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational
and media company); Director, Colfax Corp.
(engineering and manufacturer of pumps and fluid
handling equipment); Director, Cable ONE Inc. (cable
service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting
of one portfolio) since 2014; Lead Independent
Director, Graham Holdings Company (educational
and media company); Director, The Coca-Cola
Company (beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

25

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2019 and July 31, 2018 were $121,495 and $125,255, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends July 31, 2019 and July 31, 2018 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2019 and July 31, 2018 were $18,648 and $17,869, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)	All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2019 and July 31, 2018 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2019 and July 31, 2018.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: September 19, 2019

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: September 19, 2019